SECURITIES AND EXCHANGE COMMISSSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) OCTOBER 9, 1998
                                                       ---------------


                         FRANKLIN ELECTRIC CO., INC.
                         ---------------------------

            (Exact name of registrant as specified in its charter)


          Indiana                  0-362                  35-0827455
          -------                  -----                  ----------
(State or other jurisdiction    (Commission            (I.R.S. Employer
    of incorporation)            File Number)           Identification No.)


        400 East Spring Street
          Bluffton, Indiana                              46714
          -----------------                              -----
(Address of Principal Executive Offices)               (Zip Code)


                                (219) 824-2900
                                --------------
             (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

     The Company is filing certain "Forward Looking Statements" for the purpose of establishing a readily available document which may be referred to in the future in accordance with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Forward Looking Statements are attached as Exhibit 99 to this Current Report on Form 8-K and are incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

EXHIBIT INDEX

     The Exhibits are indexed in accordance with the Exhibit Table of Item 601 of Regulation S-K. Exhibits not listed are omitted due to the absence of conditions under which they are required.

Number           Description
-----            -----------

(99)             Forward Looking Statements




                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Franklin Electric Co., Inc.
                                    ---------------------------
                                           (Registrant)




Date   October 9, 1998           By   /s/ Jess B. Ford
     -----------------------        ---------------------------
                                           (Signature)
                                      Jess B. Ford
                                      Senior Vice President and
                                      Chief Financial Officer






                            Page 2 of 2